Dreyfus
New York
Tax Exempt
Bond Fund, Inc.
Annual Report

May 31, 1998

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus New York Tax Exempt Bond Fund, Inc. for the 12-month period ended May 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 9.36%,* and an annualized tax-free distribution rate per share of 4.78%.**

Economic Review

   In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories; that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the direction of Federal Reserve Board monetary policy.

   The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed's status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge each other for the use of Federal Funds.)

   Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector during the reporting period, giving retailers some of their best months in a decade. The buoyant stock market, low unemployment rate and absence of inflation encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car and truck sales are at ten-year highs.

   Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months wages rose 4.4% while the Consumer Price Index increased but 1.4%. The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Fed. The wage rate increase of 4.4% (above), compared to 3.7% and 3.1% in the two previous years, illustrates the upward creep of wages.

   Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in our economy might be disturbed.

Market Environment

   Renewed concerns regarding Asia and Latin America have resulted in an international flight to quality and projections of the U.S. economy slowing down due to diminished exports. In U.S. fixed-income securities, these consequences have raised prices, an appreciation from already high price levels, and further lowered yield levels. Recent economic indicators, especially on employment and housing, are also showing signs of potential inflation that could push market prices lower.

   These strong opposing forces have generated a potential dilemma for bond market participants. With only potential evidence of weakness in the economy, the 30-year Treasury bond's yield has been pushed to the 5.60% level. The question arises whether this new level of interest rates is sustainable from global currency devaluation and foreign economic weakness alone, or is weakness in the U.S. domestic economy necessary to maintain current bond yield levels. Anticipated information on U.S. wage pressures and retail sales should provide needed conviction to many participants' sentiments.

The Portfolio

   Over the past year, we took several approaches in responding to the trading range that the market established. However, the primary portfolio positioning has emphasized long-term maturity returns with less than long-term maturity price volatility. To establish this we maintained a significant base of high income producing issues which we believe stabilizes the portfolio through up and down markets. Additionally, we found it advantageous to increase our concentration of intermediate holdings (13-18 years), and be sellers of longer maturity discount coupon bonds. Those holdings might have an exaggerated price response to a given change in the market that could adversely impact the Fund. As we have discussed in previous letters, the intermediate sector of the yield curve continues to provide the investor with the most favorable risk/return trade-off.

   Included in this report is information relating to your Fund's financial status. We hope you find it informative.

                                       Very truly yours,

                                       /s/ Richard J. Moynihan

                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

June 18, 1998
New York, N.Y.

 * Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-New York residents.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative
   Minimum Tax (AMT) for certain shareholders.

Dreyfus New York Tax Exempt Bond Fund, Inc.                         May 31, 1998
--------------------------------------------------------------------------------
  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW YORK TAX
      EXEMPT BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$22,429
Lehman Brothers
Municipal Bond Index*

Dollars

$20,886
Dreyfus New York
Tax Exempt Bond Fund, Inc.

*Source: Lehman Brothers

Average Annual Total Returns
--------------------------------------------------------------------------------
   One Year Ended               Five Years Ended              Ten Years Ended
    May 31, 1998                  May 31, 1998                 May 31, 1998
   --------------               ----------------              ---------------
        9.36%                         5.61%                        7.64%

-----------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Bond Fund, Inc. on 5/31/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                            MAY 31, 1998


                                                                                             Principal
Long-Term Municipal Investments--98.8%                                                        Amount            Value
-------------------------------------------------------------------------------            -------------     ------------
New York--93.7%
Castle Rest Residential Health Care Facility, Health Care Revenue
   5.60%, 8/1/2017 (Insured; FHA)..............................................           $    1,700,000   $    1,762,781

Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)
   6.75%, 5/1/2009 (LOC; Dresdner Bank) (Prerefunded 5/1/2002) (a,b)...........                5,000,000        5,553,900

Erie County Industrial Development Agency, Life Care Community Revenue
   (Episcopal Church Home) 5.875%, 2/1/2018....................................               11,000,000       11,036,740

Long Island Power Authority, Electric Power and Light System Revenue, Refunding:
   5.25%, 12/1/2026............................................................                5,525,000        5,468,535
   5.50%, 12/1/2029............................................................                5,000,000        5,057,100

Metropolitan Transportation Authority, Revenue:
   Commuter Facilities, Service Contract 6%, 7/1/2016 (Insured; FGIC)..........                9,000,000        9,782,100
   Transit Facilities, Service Contract:
      7.50%, 7/1/2019 (Prerefunded 7/1/2000) (b)...............................                7,700,000        8,359,505
      Refunding:
         7.125%, 7/1/2009......................................................                5,000,000        5,564,350
         6.625%, 7/1/2014 (Prerefunded 7/1/2002) (b)...........................                5,950,000        6,598,669

Monroe County Industrial Development Agency, Revenue
   (DePaul Community Facilities) 5.875%, 2/1/2028..............................                1,000,000        1,000,660

Municipal Assistance Corporation for City of New York, Revenue, Refunding:
   5.50%, 7/1/2001.............................................................               19,765,000       20,617,662
   6%, 7/1/2005................................................................               13,000,000       14,337,570
   6%, 7/1/2006................................................................                7,770,000        8,630,449

New York City:
   7.50%, 2/1/2003.............................................................                3,500,000        3,909,290
   6.375%, 8/1/2004............................................................               16,000,000       17,365,920
   5.75%, 2/1/2007 (Insured; AMBAC)............................................               12,305,000       13,426,232
   5.75%, 8/15/2008............................................................                5,000,000        5,295,050
   5.375%, 8/1/2009............................................................                7,000,000        7,335,160
   6.50%, 8/15/2009............................................................               10,125,000       11,607,806
   7.50%, 3/15/2010............................................................                  585,000          625,850
   7%, 10/1/2010...............................................................                  240,000          267,163
   7%, 10/1/2010 (Prerefunded 10/1/2002) (b)...................................                3,715,000        4,183,350
   5.50%, 11/15/2010...........................................................                1,110,000        1,169,096
   3.65%, 8/1/2011.............................................................               18,775,000       19,507,976
   6%, 8/1/2011................................................................                9,750,000       10,573,095
   6.25%, 8/1/2011 (Insured; FSA) (Prerefunded 8/1/2002) (b)...................                3,950,000        4,332,755
   5.75%, 8/15/2011............................................................                8,870,000        9,309,419
   5.75%, 2/1/2012.............................................................                3,000,000        3,176,550
   5.875%, 8/15/2013...........................................................                4,550,000        4,858,945
   6.85%, 10/1/2013............................................................                5,000,000        5,497,000
   5.875%, 2/1/2016............................................................                2,500,000        2,652,075
   7.50%, 8/1/2021 (Prerefunded 8/1/2002) (b)..................................                4,435,000        5,071,954
   7.50%, 8/1/2021.............................................................                  565,000          633,517



Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount            Value
-------------------------------------------------------------------------------            -------------     ------------
New York (continued)
New York City (continued):
   Refunding:
      5.20%, 8/1/2003..........................................................           $      170,000   $      176,577
      5.181%, 8/1/2003 (c).....................................................                7,415,000        7,924,781
      5.30%, 8/1/2004..........................................................                7,525,000        8,127,000
      5.381%, 8/1/2004 (c).....................................................                  170,000          177,854
      6.50%, 3/15/2005.........................................................                4,920,000        5,399,700
      5.45%, 8/1/2005..........................................................                  160,000          168,867
      5.681%, 8/1/2005 (c).....................................................               13,770,000       15,327,387
      7.50%, 2/1/2006..........................................................                2,900,000        3,238,604
      7.50%, 2/1/2006 (Prerefunded 2/1/2002) (b)...............................                1,100,000        1,240,349
      7.75%, 8/15/2006 (Prerefunded 8/15/2001) (b).............................                5,780,000        6,507,586
      6.25%, 2/15/2007.........................................................                5,375,000        5,903,309
      5.10%, Series A 8/1/2008 ................................................                  120,000          123,691
      5.10%, Series B 8/1/2008 ................................................                  130,000          133,999
      5.125%, Series A 8/1/2008 (c)............................................                4,430,000        4,590,588
      5.125%, Series B 8/1/2008 (c)............................................                7,300,000        7,592,000
      5.20%, 8/1/2009..........................................................                  120,000          123,948
      5.325%, 8/1/2009 (c).....................................................                4,220,000        4,420,450
      6.25%, 8/1/2009..........................................................               10,500,000       11,436,390
      5.25%, 8/1/2010..........................................................                  130,000          134,039
      5.425%, 8/1/2010 (c).....................................................                8,105,000        8,429,200
      6.25%, 8/1/2010..........................................................                9,605,000       10,588,936
      6.25%, 8/1/2010 (Prerefunded 8/1/2004) (b)...............................                  395,000          443,297
      5.683%, 11/15/2010.......................................................                5,940,000        6,318,675
      6.375%, 8/15/2012 (Prerefunded 8/15/2005) (b)............................                2,635,000        2,999,763
      6.375%, 8/15/2012........................................................               10,365,000       11,456,227
      5.35%, 8/1/2013..........................................................               19,660,000       20,050,448
      6%, 8/1/2014.............................................................                2,250,000        2,419,425
      5.25%, 8/1/2017..........................................................                7,000,000        7,002,520
      6%, 8/1/2017.............................................................                3,000,000        3,216,780
      7%, 2/1/2020.............................................................               10,000,000       10,928,500
      5.875%, 8/1/2024.........................................................               16,000,000       16,895,360
      6.125%, 8/1/2025.........................................................               12,250,000       13,274,345

New York City Housing Development Corp., MFHR Refunding 5.625%, 5/1/2012.......               14,460,000       15,033,339

New York City Industrial Development Agency:
   Civic Facility Revenue, University and College Improvements
      (College of New Rochelle Project) 5.80%, 9/1/2026........................                1,400,000        1,451,422
   IDR, Refunding (Brooklyn Navy Yard Cogen Partners):
      6.20%, 10/1/2022.........................................................                2,750,000        3,049,778
      5.65%, 10/1/2028.........................................................               10,500,000       10,603,215
      5.75%, 10/1/2036.........................................................                9,000,000        9,119,160
   Industrial Improvements, Special Facility Revenue (Northwest Airlines, Inc.)
      6%, 6/1/2027.............................................................                5,000,000        5,291,150


Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount            Value
-------------------------------------------------------------------------------            -------------     ------------
New York (continued)
New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue:
   5.625%, 6/15/2011...........................................................           $   16,000,000   $   16,712,640
   7%, 6/15/2015 (Prerefunded 6/15/2001) (b)...................................                5,655,000        6,180,745
   6.20%, 6/15/2021 (Insured; AMBAC)...........................................                9,700,000       10,600,063
   5.75%, 6/15/2029............................................................               41,000,000       42,974,970
   Refunding 5.625%, 6/15/2019.................................................               17,335,000       17,923,870
State of New York:
   5.875%, 3/15/2014...........................................................                3,000,000        3,199,410
   5.50%, 7/15/2016............................................................               11,165,000       11,594,741
   Refunding:
      5.625%, 8/15/2009........................................................               15,000,000       16,079,550
      5.70%, 8/15/2011.........................................................                4,500,000        4,806,675
      6.125%, 11/15/2011.......................................................                3,130,000        3,368,318
      5.80%, 10/1/2013.........................................................                4,715,000        5,088,287
New York State Dormitory Authority, Revenues:
   (City University Systems):
      5.25%, 7/1/2008 (Insured; FGIC)..........................................                  200,000          212,216
      5.54%, 7/1/2008 (Insured; FGIC) (c)......................................                4,900,000        5,469,625
      5.35%, 7/1/2009 (Insured; FGIC)..........................................                  200,000          213,624
      5.74%, 7/1/2009 (Insured; FGIC) (c)......................................                3,950,000        4,463,500
      7%, 7/1/2009.............................................................                8,500,000        9,823,960
      7.50%, 7/1/2010 (Insured; FGIC)..........................................                5,000,000        6,324,800
      5.625%, 7/1/2016.........................................................                9,120,000        9,691,915
      Refunding:
         5.60%, 7/1/2010.......................................................               12,000,000       12,475,560
         5.375%, 7/1/2014 (Insured; FGIC)......................................                6,500,000        6,719,180
         5.50%, 7/1/2016 (Insured; AMBAC)......................................               24,000,000       24,959,760
         5.625%, 7/1/2019......................................................               11,550,000       11,821,079
   Court Facilities Lease Revenues 5.625%, 5/15/2013...........................                5,000,000        5,158,000
   (New York Medical College) 6.875%, 7/1/2021 (Insured; FGIC).................               19,310,000       21,212,035
   Health, Hospital and Nursing Home:
      (Brookdale Hospital) 5.20%, 2/15/2013....................................                2,500,000        2,513,750
      (Center for Nursing) 5.45%, 8/1/2017.....................................                2,110,000        2,139,857
      (Frances Schervier Home) 5.50%, 7/1/2017 (Insured; AGIC).................                4,000,000        4,098,280
      (Interfaith Medical Center):
         5.375%, 2/15/2013.....................................................                4,580,000        4,657,310
         5.375%, 2/15/2015.....................................................                5,065,000        5,119,449
      (Lakeside/Beikirch Nursing Home) 6%, 2/1/2037 (Insured; FHA) ............                5,000,000        5,324,050
         (Menorah Campus) Refunding:
         5.95%, 2/1/2017 (Insured; FHA)........................................                3,000,000        3,202,530
         6.10%, 2/1/2037 (Insured; FHA)........................................                8,500,000        9,119,820
      (Mental Health Service Facilities) 5.25%, 8/15/2008 (Insured; AMBAC).....                   50,000           52,956
      (North General Hospital):
         5.125%, 2/15/2008.....................................................                  500,000          512,460
         5.20%, 2/15/2016......................................................                4,000,000        3,987,760
         5.30%, 2/15/2019......................................................                5,000,000        5,006,500


Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount            Value
-------------------------------------------------------------------------------            -------------     ------------
New York (continued)
New York State Dormitory Authority, Revenues (continued):
   State University Educational Facilities:
      7.50%, 5/15/2011.........................................................           $    3,750,000   $    4,595,850
      7%, 5/15/2018 (Prerefunded 5/15/2000) (b)................................                7,010,000        7,548,368
      Refunding:
         5.875%, 5/15/2011.....................................................               20,000,000       22,046,400
         5.50%, 5/15/2013......................................................               10,000,000       10,652,700
         5.50%, 5/15/2013 (Insured; FGIC)......................................                6,035,000        6,508,929
         7.375%, 5/15/2014.....................................................               12,945,000       13,906,037
         5%, 5/15/2018.........................................................                2,000,000        1,955,500

New York State Energy Research and Development Authority,
   Electric Facilities Revenue:
      (Consolidated Edison Co. Project) 7.125%, 12/1/2029......................               13,000,000       14,862,770
      (Long Island Lighting Company Project):
         7.15%, 9/1/2019.......................................................                8,930,000        9,823,000
         6.90%, 8/1/2022.......................................................                3,010,000        3,313,107

NewYork State Environmental Facilities Corp., State Water Pollution Control
   Revolving Fund Revenue (New York City Municipal Water Finance Authority
   Project):
      6.875%, 6/15/2010 (Prerefunded 6/15/2001) (b)............................               18,800,000       20,664,772
      6.875%, 6/15/2010........................................................                2,540,000        2,779,268
      7.25%, 6/15/2010 (Prerefunded 6/15/2001) (b).............................               15,500,000       17,211,975
      7.25%, 6/15/2010.........................................................                  565,000          622,342
      7%, 6/15/2012 (Prerefunded 6/15/2001) (b)................................               21,105,000       23,286,202
      7%, 6/15/2012............................................................                  555,000          605,905
New York State Housing Finance Agency, Revenue:
   Health Facilities, Refunding:
      5.875%, 5/1/2004.........................................................                6,500,000        6,963,320
      6%, 5/1/2008.............................................................               10,000,000       10,892,600
   Housing Projects, Refunding 6.10%, 11/1/2015 (Insured; FSA).................               13,120,000       14,249,370
   Insured Multi-Family Mortgage 7%, 8/15/2022.................................                4,495,000        4,821,697
   Multi-Family Housing Second Mortgage 6.95%, 8/15/2024 (Insured; FHA)........                2,865,000        3,034,551
   Service Contract Obligation:
      5.375%, 9/15/2011........................................................               13,520,000       13,784,316
      Refunding 5.50%, 9/15/2018...............................................               15,625,000       15,881,406

New York State Local Government Assistance Corp.:
   7%, 4/1/2005................................................................                4,300,000        4,721,314
   6%, 4/1/2024................................................................               17,005,000       18,256,908


New York State Medical Care Facilities Finance Agency, Revenue:
   FHA Insured Mortgage:
      (Montefiore Medical Center) 5.75%, 2/15/2015 (Insured; AMBAC)............                8,750,000        9,271,500
      (New York Hospital) 6.50%, 8/15/2029 (Insured; AMBAC)....................               12,000,000       13,753,560
      (Saint Luke's Hospital) 7.45%, 2/15/2029 (Prerefunded 2/15/2000) (b).....               10,000,000       10,765,900


Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount            Value
-------------------------------------------------------------------------------            -------------     ------------
New York (continued)
New York State Medical Care Facilities Finance Agency, Revenue (continued):
   Hospital and Nursing Home FHA Insured Mortgage:
      6.125%, 2/15/2015........................................................           $   13,270,000   $   14,317,401
      (Saint Joseph's and Bayley Seton Hospital) Refunding 6.45%, 2/15/2009....                6,000,000        6,626,280
      (Saint Luke's and Waterfront Nursing Homes) 6.85%, 2/15/2012.............                6,000,000        6,535,080
   Insured Long-Term Health Care 6.45%, 11/1/2010 (Insured; FSA)...............               10,875,000       11,931,833
   Mental Health Services:
      5.375%, 8/15/2013 (Insured, FGIC)........................................                4,900,000        5,030,585
      Refunding, Custodial Receipts 5.375%, 2/15/2014 (Insured; FGIC)..........               15,000,000       15,326,250
   Mental Health Services Facilities Improvement 6%, 2/15/2025 (Insured; MBIA).                8,710,000        9,429,620
New York State Mortgage Agency, Homeowner Mortgage, Revenue:
   5.10%, 10/1/2007............................................................                  150,000          154,290
   5.286%, 10/1/2007 (c).......................................................                  860,000          898,700
   5.40%, 10/1/2010............................................................                  160,000          164,771
   5.886%, 10/1/2010 (c).......................................................                1,380,000        1,449,000
   5.55%, 10/1/2012............................................................                  190,000          197,163
   6.186%, 10/1/2012 (c).......................................................                2,405,000        2,567,338
   6.60%, 10/1/2019............................................................               10,685,000       11,595,255
   5.80%, 10/1/2028............................................................                9,000,000        9,346,050
   5.85%, 10/1/2028............................................................               10,000,000       10,422,100
   Refunding:
      6%, 4/1/2017.............................................................                6,000,000        6,403,680
      6%, 10/1/2022............................................................                5,000,000        5,297,200
      6.20%, 10/1/2026.........................................................               28,100,000       30,173,218
New York State Power Authority, Revenue and General Purpose Refunding:
   6.625%, 1/1/2012 (Prerefunded 1/1/2002) (b).................................                4,210,000        4,640,725
   6.625%, 1/1/2012 (Prerefunded 1/1/2002) (b).................................                2,280,000        2,513,267
New York State Thruway Authority, Revenues:
   Highway and Bridge Trust Fund 5.50%, 4/1/2015 (Insured; MBIA)...............               15,800,000       16,403,402
   (Local Highway and Bridge) Service Contract:
      7.25%, 1/1/2010 (Prerefunded 1/1/2001) (b)...............................               13,000,000       14,275,170
      5.75%, 4/1/2013 (Insured; MBIA)..........................................                7,185,000        7,702,104
      5.75%, 4/1/2016..........................................................               35,950,000       37,370,744
      Refunding:
         5.50%, 4/1/2004.......................................................                  250,000          263,220
         5.914%, 4/1/2004 (c)..................................................                3,875,000        4,243,125
         5%, 4/1/2006..........................................................                  250,000          255,513
         4.914%, 4/1/2006 (c)..................................................               10,660,000       11,019,775
         6%, 4/1/2011..........................................................                5,000,000        5,478,250
         6%, 4/1/2012..........................................................                6,195,000        6,778,135
         5%, 4/1/2017..........................................................                8,250,000        7,985,423
New York State Urban Development Corp., Lease Revenue:
   (Correctional Capital Facilities):
      5.25%, 1/1/2013..........................................................                6,135,000        6,176,657
      5.625%, 1/1/2017.........................................................               10,240,000       10,502,656
      Refunding 5.50%, 1/1/2016................................................               18,385,000       18,622,718


Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount            Value
-------------------------------------------------------------------------------            -------------     ------------
New York (continued)
New York State Urban Development Corp., Lease Revenue (continued):
   Refunding:
      5.50%, 7/1/2016 (Insured; FHA)...........................................           $   13,250,000   $   13,822,665
      5.75%, 1/1/2013..........................................................               10,030,000       10,401,812
   (State Facilities) Refunding 5.70%, 4/1/2020................................               20,000,000       21,403,400
Port Authority of New York and New Jersey:
   (Consolidated Bond 93rd Series) 6.125%, 6/1/2094............................               15,000,000       17,344,200
   (Consolidated Bond 99th Series) 5.90%, 11/1/2012 (Insured; FGIC)............                6,840,000        7,340,209
   (Consolidated Bond 99th Series) 6%, 11/1/2013 (Insured; FGIC)...............                5,810,000        6,250,979
   Special Obligation Revenue (JFK International Air Terminal-6):
      6.25%, 12/1/2014 (Insured; MBIA).........................................               10,000,000       11,540,600
      5.75%, 12/1/2022 (Insured; MBIA).........................................               24,000,000       25,345,200
Port Jervis Industrial Development Authority, Revenue
   (Franciscan Health Partnership / Mercy Community Hospital) 5.50%, 11/1/2016.                1,000,000        1,004,160
Tompkins County Industrial Development Agency, Civic Facility Revenue
   (Ithacare Center Project) 6.20%, 2/1/2037 (Insured; FHA)....................                6,000,000        6,486,180
Triborough Bridge and Tunnel Authority, Revenues:
   7.375%, 1/1/2016 (Prerefunded 1/1/2000) (b).................................                8,280,000        8,837,492
   General Purpose:
      5.30%, 1/1/2017..........................................................                9,185,000        9,351,524
      Refunding 5%, 1/1/2014...................................................                5,000,000        5,108,650
      Special Obligation Refunding 7.10%, 1/1/2010.............................                9,000,000        9,823,050
United Nations Development Corporation, Revenue, Refunding:
   Senior Lien:
      5.10%, 7/1/2008..........................................................                  130,000          130,588
      5.148%, 7/1/2008 (c).....................................................                1,480,000        1,487,400
      5.20%, 7/1/2009..........................................................                  130,000          130,573
      5.348%, 7/1/2009 (c).....................................................                1,695,000        1,703,475
      5.40%, 7/1/2014..........................................................                  120,000          120,331
      5.748%, 7/1/2014 (c).....................................................                  565,000          568,531
      5.60%, 7/1/2026..........................................................                7,000,000        7,025,200
   Subordinated Lien:
      5.748%, 7/1/2014 (c).....................................................                1,315,000        1,323,218
      5.40%, 7/1/2014..........................................................                  120,000          120,331
      5.60%, 7/1/2026..........................................................                1,000,000        1,003,600
Yonkers Industrial Development Agency, Civic Facilities Revenue
   (Saint Joseph's Hospital):
      6.15%, Series A 3/1/2015.................................................                1,000,000        1,005,430
      6.15%, Series C 3/1/2015.................................................                3,500,000        3,519,005
U.S. Related--5.1%
Commonwealth of Puerto Rico, Public Improvement, Refunding:
   5.50%, 7/1/2010 (Insured; FSA)..............................................                  500,000          545,475
   6.201%, 7/1/2010 (c)........................................................                4,800,000        5,646,000
   5.50%, 7/1/2012.............................................................               10,000,000       10,668,000


Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1998


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount            Value
-------------------------------------------------------------------------------            -------------     ------------
U.S. Related (continued)
Commonwealth of Puerto Rico, Public Improvement, Refunding (continued):
   5.50%, 7/1/2013.............................................................           $    3,000,000   $    3,200,190
   Zero Coupon, 7/1/2015.......................................................                5,000,000        2,132,200
   6%, 7/1/2026................................................................                5,000,000        5,686,650
Puerto Rico Aqueduct and Sewer Authority, Revenue 10.25%, 7/1/2009.............               13,750,000       18,958,363
Puerto Rico Highway and Transportation Authority, Highway Revenue:
   6%, 7/1/2022................................................................                9,500,000       10,662,895
   5%, 7/1/2036................................................................                6,000,000        5,899,380
   Refunding 5.50%, 7/1/2015 (Insured; MBIA)...................................                8,000,000        8,608,720
Puerto Rico Public Buildings Authority, Public Education and Health Facilities
   Lease Revenue, Refunding 5.75%, 7/1/2015 (Guaranteed; Commonwealth of Puerto Rico)          4,250,000        4,456,678
Virgin Island Public Finance Authority, Revenue, Refunding
   (Senior Lien) 5.50%, 10/1/2015..............................................                8,000,000        8,142,960
                                                                                                           --------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $1,509,344,224).......................................................                            $1,624,377,707
                                                                                                           ==============

Short-Term Municipal Investments--1.2%
-------------------------------------------------------------------------------

New York--1.0%
New York City, Revenue, VRDN:
   4% (Insured; MBIA, SBPA; Bank of Nova Scotia) (d)...........................           $    5,600,000   $    5,600,000
   3.60% (LOC; Morgan Guaranty Trust) (a,d)....................................                3,000,000        3,000,000
New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
   VRDN 4% (SBPA; FGIC) (d)....................................................                4,800,000        4,800,000
New York State Environmental Facilities Corp., RRR, VRDN
   (Huntington Project) 4.05% (LOC; Union Bank of Switzerland) (a,d)...........                1,300,000        1,300,000
Port Authority of New York and New Jersey, Special Obligation Revenue, Refunding
   VRDN:
      3.85% (SBPA; Morgan Guaranty Trust) (d)..................................                1,300,000        1,300,000
      4% (SBPA; Morgan Guaranty Trust) (d).....................................                1,200,000        1,200,000
U.S. Related--.2%
Puerto Rico Electric Power Authority, Electric Power and Light Revenue, Refunding,
   VRDN 3.425% (Insured; FSA) (d)..............................................                3,000,000        3,000,000
                                                                                                           --------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $20,200,000)..........................................................                            $   20,200,000
                                                                                                           ==============
TOTAL INVESTMENTS--100.0%
   (cost $1,529,544,224).......................................................                            $1,644,577,707
                                                                                                           ==============


Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------

Summary of Abbreviations
--------------------------------------------------------------------------------



AGIC       Asset Guaranty Insurance Company                 MBIA       Municipal Bond Investors Assurance
AMBAC      American Municipal Bond Assurance Corporation                 Insurance Corporation
FGIC       Financial Guaranty Insurance Company             MFHR       Multi-Family Housing Revenue
FHA        Federal Housing Administration                   RRR        Resources Recovery Revenue
FSA        Financial Security Assurance                     SBPA       Standby Bond Purchase Agreement
IDR        Industrial Development Revenue                   VRDN       Variable Rate Demand Notes
LOC        Letter of Credit


Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------


Fitch (e)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
AAA                            Aaa                            AAA                                24.7%
AA                             Aa                             AA                                 18.1
A                              A                              A                                  38.1
BBB                            Baa                            BBB                                15.7
BB                             Ba                             BB                                   .9
F1                             MIG1                           SP1                                 1.1
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                       1.4
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Secured by letters of credit.
(b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c) Inverse floater security--the interest rate is subject to change periodically.
(d) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(e) Fitch currently provides creditworthiness information for a limited number of investments.
(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.





                       See notes to financial statements.

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                 May 31, 1998


                                                                                                    Cost            Value
                                                                                               --------------- ----------------
ASSETS:                       Investments in securities--See Statement of Investments          $1,529,544,224  $1,644,577,707
                              Interest receivable..............................                                    28,842,389
                              Prepaid expenses.................................                                       365,075
                                                                                                               --------------
                                                                                                                1,673,785,171
                                                                                                               --------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       845,946
                              Cash overdraft due to Custodian..................                                       421,291
                              Payable for shares of Common Stock redeemed......                                        87,568
                              Accrued expenses.................................                                       237,527
                                                                                                               --------------
                                                                                                                    1,592,332
                                                                                                               --------------

NET ASSETS.....................................................................                                $1,672,192,839
                                                                                                               ==============

REPRESENTED BY:               Paid-in capital..................................                                $1,546,990,906
                              Accumulated undistributed investment income--net.                                       431,679
                              Accumulated net realized gain (loss) on investments                                   9,736,771
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4.........................                                   115,033,483
                                                                                                               --------------
NET ASSETS.....................................................................                                $1,672,192,839
                                                                                                               ==============

SHARES OUTSTANDING
(300 million shares of $.01 par value Common Stock authorized).................                                   108,123,498

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                        $15.47
                                                                                                                       ======





                       See notes to financial statements.

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations                                  Year Ended May 31, 1998


INVESTMENT INCOME

INCOME                        Interest Income............................                                      $ 93,857,156

EXPENSES:                     Management fee--Note 3(a)..................                  $ 10,080,981
                              Shareholder servicing costs--Note 3(b).....                     1,847,214
                              Custodian fees.............................                       112,653
                              Directors' fees and expenses--Note 3(c)....                        57,413
                              Professional fees..........................                        47,340
                              Prospectus and shareholders' reports.......                        40,220
                              Registration fees..........................                        31,627
                              Loan commitment fees--Note 2...............                        14,772
                              Interest expense--Note 2...................                         1,998
                              Miscellaneous..............................                        90,077
                                                                                           ------------
                                Total Expenses...........................                    12,324,295
                              Less reduction in management fee due to
                                undertaking--Note 3(a)...................                       (78,731)
                                                                                           ------------
                                Net Expenses.............................                                        12,245,564
                                                                                                               ------------

INVESTMENT INCOME--NET...................................................                                        81,611,592

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                  $ 19,763,787
                              Net unrealized appreciation (depreciation) on
                                investments..............................                    50,902,492
                                                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                        70,666,279
                                                                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                      $152,277,871
                                                                                                               ============





                       See notes to financial statements.

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                         Year Ended           Year Ended
                                                                                        May 31, 1998         May 31, 1997
                                                                                      ---------------      ---------------
OPERATIONS:
   Investment income--net..............................................               $   81,611,592       $   87,835,545
   Net realized gain (loss) on investments.............................                   19,763,787            5,326,888
   Net unrealized appreciation (depreciation) on investments...........                   50,902,492           45,283,672
                                                                                      --------------       --------------

         Net Increase (Decrease) in Net Assets Resulting from Operations                 152,277,871          138,446,105
                                                                                      --------------       --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..............................................                  (81,414,282)         (87,601,176)
   Net realized gain on investments....................................                  (15,301,748)          (9,004,843)
                                                                                      --------------       --------------

         Total Dividends...............................................                  (96,716,030)         (96,606,019)
                                                                                      --------------       --------------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold.......................................                  703,593,539        2,685,271,128
   Dividends reinvested................................................                   67,930,411           68,017,640
   Cost of shares redeemed.............................................                 (857,579,387)      (2,791,120,807)
                                                                                      --------------       --------------

         Increase (Decrease) in Net Assets from Capital Stock Transactions               (86,055,437)         (37,832,039)
                                                                                      --------------       --------------
            Total Increase (Decrease) in Net Assets....................                  (30,493,596)           4,008,047

NET ASSETS:
   Beginning of Period.................................................                1,702,686,435        1,698,678,388
                                                                                      --------------       --------------

   End of Period.......................................................               $1,672,192,839       $1,702,686,435
                                                                                      ==============       ==============

Undistributed investment income--net...................................               $      431,679       $      234,369
                                                                                      --------------       --------------

                                                                                         Shares                Shares
                                                                                      --------------       --------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.........................................................                   45,942,093          180,835,120
   Shares issued for dividends reinvested..............................                    4,418,815            4,558,729
   Shares redeemed.....................................................                  (55,942,685)        (187,723,881)
                                                                                      --------------       --------------
         Net Increase (Decrease) in Shares Outstanding.................                   (5,581,777)          (2,330,032)
                                                                                      ==============       ==============


                       See notes to financial statements.

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                           Year Ended May 31,
                                                          -----------------------------------------------------
PER SHARE DATA:                                             1998       1997        1996        1995       1994
                                                          -------    -------     -------     -------    -------
   Net asset value, beginning of period..............     $14.97     $14.64      $15.19      $15.06     $16.06
                                                          ------     ------      ------      ------     ------
   Investment Operations:
   Investment income--net............................        .75        .76         .79         .84        .88
   Net realized and unrealized gain (loss)
      on investments.................................        .63        .41        (.51)        .23       (.62)
                                                          ------     ------      ------      ------     ------
   Total from Investment Operations..................       1.38       1.17         .28        1.07        .26
                                                          ------     ------      ------      ------     ------
   Distributions:
   Dividends from investment income--net.............       (.74)      (.76)       (.79)       (.84)      (.89)
   Dividends from net realized gain on investments...       (.14)      (.08)       (.04)       (.08)      (.37)
   Dividends in excess of net realized gain on
     investments                                             --         --          --         (.02)       --
                                                          ------     ------      ------      ------     ------
   Total Distributions...............................       (.88)      (.84)       (.83)       (.94)     (1.26)
                                                          ------     ------      ------      ------     ------
   Net asset value, end of period....................     $15.47     $14.97      $14.64      $15.19     $15.06
                                                          ======     ======      ======      ======     ======
TOTAL INVESTMENT RETURN..............................       9.36%      8.14%       1.84%       7.55%      1.42%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........        .73%       .74%        .71%        .72%       .71%
   Ratio of net investment income to average
      net assets.....................................       4.86%      5.10%       5.24%       5.70%      5.49%
   Portfolio Turnover Rate...........................      35.86%     74.46%      81.93%      49.03%     35.66%
   Net assets, end of period (000's Omitted)......... $1,672,193 $1,702,686  $1,698,678  $1,879,197 $1,941,233





                       See notes to financial statements.

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus New York Tax Exempt Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified, open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The average daily amount of borrowings outstanding during the period ended May 31, 1998 was approximately $32,900 with a related weighted average annualized interest rate of 6.08%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage commissions, commitment fees and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager has undertaken from January 15, 1998 through May 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .75 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $78,731 during the period ended May 31, 1998.

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1998, the Fund was charged $1,128,668 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $505,387 pursuant to the transfer agency agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (D) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended May 31, 1998, redemption fees amounted to $197,108. NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1998 amounted to $579,021,098 and $685,288,053, respectively.

   At May 31, 1998, accumulated net unrealized appreciation on investments was $115,033,483, consisting of $115,375,875 gross unrealized appreciation and $342,392 gross unrealized depreciation.

   At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus New York Tax Exempt Bond Fund, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.

   We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Bond Fund, Inc. at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                     Ernst & Young LLP

New York, New York
July 2, 1998

Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended May 31, 1998:

   -- All dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal, and for individuals who are New York residents, New York State and New York City personal income taxes).

  --The Fund hereby designates $.0834 per share as a long-term capital gain distribution (of which 33.09% is subject to the 20% maximum Federal tax rate) of the $.1382 per share paid on December 4, 1997.

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

Dreyfus New York
Tax Exempt Bond Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York.
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





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